Fees Summary	Oct. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,825,679.00
Previously Paid Amount	0.00
Total Fee Amount	942.63
Total Offset Amount	0.00
Net Fee	$ 942.63